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                                  ANNUAL REPORT
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                                February 28, 2001
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                                   Value Line
                                    New York
                                   Tax Exempt
                                      Trust



                                     [LOGO]
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                               V A L U E  L I N E

                                     No-Load
                                     Mutual
                                      Funds

Value Line New York Tax Exempt Trust

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                                                               To Our Value Line

To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and Federal personal income taxes, without undue risk to principal. During the year ended February 28, 2001, the Trust's total return was 12.28%. Since its inception in July,1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, has been 147.35%. This is equivalent to an average annual total return of 6.85%.(1)

During the year ended February 28, 2001, prices of fixed-income securities rose as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, dropped from 6.17% on February 29, 2000 to 5.40% on February 28, 2001. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, fell from 6.14% to 5.31%. The decline in interest rates was the result of slower economic growth, easier monetary policy by the Federal Reserve, contained inflation, and a weak stock market. In January 2001, the Federal Reserve reduced the Federal Funds rate twice from 6.50% to 5.50%. This was a reversal of the tighter monetary policy of the Federal Reserve in 2000 during which time the Fed raised this rate from 5.50% to 6.50%.

During the past year, taxable bonds outperformed tax-exempt bonds. For the twelve months ended February 28, 2001, the Lehman Brothers Aggregate Index was up 13.44% compared to 12.34% for the Lehman Brothers Municipal Index. The factors contributing to the strong market for Treasury bonds include the flight to quality caused by a weak stock market and the declining supply due to the government's surplus and buybacks. However, the continued outflow from municipal bond funds for most of last year contributed to the underperformance of tax-exempt bonds. In addition, the possibility of tax rate relief reduces the attractiveness of tax exempt municipal bonds. Nevertheless, the ratio of tax-exempt yields to Treasury yields is at the high end of its historical range. Currently, a 30-year triple A rated municipal bond yields 5.10%, which is 95.9% of the 5.32% yield of the 30-year Treasury bond. A 5.10% tax-exempt yield is equivalent to an 8.44% taxable yield for individuals in the 39.6% tax bracket. At these levels, municipal bonds are very attractive as income vehicles for investors.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                        Sincerely,

                                        /s/ Jean Bernhard Buttner


                                        Jean Bernhard Buttner
                                        Chairman and President

March 23, 2001

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(1)  Total return includes reinvestment of dividends and any capital gains paid.
     Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain investors. Capital gains, if any, are fully taxable.


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2

                                            Value Line New York Tax Exempt Trust

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New York Tax Exempt Trust Shareholders

Economic Observations

The domestic economy is still faltering as we make our way through the first half of 2001. Evidence of this weaker business tone can be found in the most recent figures on manufacturing, factory usage, and employment. Overall, we estimate that the economy will show just nominal growth through the opening half of 2001. Thereafter, we would expect the rate of growth to quicken somewhat, with GDP increases averaging over 2% to 3% during the second half of the year.

Inflationary  pressures,  meanwhile,  continue  to be held in check for the most part, with sustained moderate increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, some short-term increases in cost pressures could evolve over the next few quarters, particularly if oil prices resume their upward climb in response to reduced energy production worldwide. The prospect of several quarters of muted growth, at best, however, should help to contain energy consumption, thereby helping to keep oil and gas prices from escalating in the months ahead.

Meanwhile, the Federal Reserve, taking note of the current deterioration in the economy has been reducing interest rates aggressively since January. The Fed's objective in lowering interest rates at this time is to give the economy the shot in the arm it needs to reduce the odds that we will slip into a recession. Indeed, we believe that the Fed will continue to reduce rates over the next couple of months until the threat of a recession passes, or if one should still develop, to ensure that it is brief and mild.


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                                                                               3

Value Line New York Tax Exempt Trust

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The  following  graph  compares the  performance  of the Value Line New York Tax
Exempt Trust to that of the Lehman Brothers Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes. The comparison is shown for illustrative purposes only.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN VALUE LINE NEW YORK TAX EXEMPT TRUST AND THE
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX

  [THE FOLLOWING TABLE IS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                                    [GRAPH]

                   (Period covered is from 3/1/91 to 2/28/01)


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4

                                            Value Line New York Tax Exempt Trust

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Performance Data:

                                                              Average Annual
                                                              Total Returns
                                                         12/31/00        2/28/01
                                                         --------        -------

 1 year ended ............................                11.74%         12.28%
 5 years ended ...........................                 4.92%          5.23%
10 years ended ...........................                 6.98%          6.94%

The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 includes dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


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                                                                               5

Value Line New York Tax Exempt Trust

Schedule of Investments

------------------------------------------------------------------------------------------------------
 Principal                                                                        Rating
  Amount                                                                        (Unaudited)     Value
------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (94.1%)

            NEW YORK STATE (68.6%) Dormitory Authority, Revenue:

$  500,000  Bishop Henry B. Hucles Nursing Home, 5.625%, 7/1/18 .................   Aa1    $   509,740
   800,000  City University System, 5.50%, 7/1/19 ...............................   Aaa        830,624
 1,000,000  Montefiore Medical Center, 5.25%, 8/1/19 ............................   Aaa      1,012,540
   500,000  Mount Sinai Health Revenue Bonds, Ser. A 6.625%, 7/1/18 .............   Baa        541,340
 1,975,000  St. Vincent DePaul Residence, 5.30%, 7/1/18 .........................   Aa3      1,978,318
   890,000  Sisters of Charity Health Care, 4.80%, 8/1/19 .......................   Aaa        889,564
   690,000  Upstate Community Colleges, Ser. A, 5.375%, 7/1/14 ..................   Aaa        729,316
   500,000  Environmental Facilities Corp., Clean Water & Drinking Water Revenue,
              Revolving Fund, Ser. F, 5.25%, 6/15/13 ............................   Aa1        523,505
   585,000  Kenmore Housing Authority Student Housing State University
              Buffalo Student Apt, 5.40%, 8/1/12 ................................   AA*        615,467
            Medical Care Facilities Finance Agency, Revenue, Refunding:
 1,150,000    Hospital & Nursing Home Mortgage, Ser. B, 6.125%, 8/15/24 .........   AAA*     1,206,131
   700,000    Long-Term Health Care, Ser. C, 6.40%, 11/1/14 .....................   Aaa        734,993
            Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
   500,000    Ser. 26, 5.85%, 4/1/17 ............................................   Aaa        526,265
   990,000    Ser. 73-B, 5.45%, 10/1/24 .........................................   Aa1      1,014,938
 1,050,000    Ser. 55, 5.95%, 10/1/17 ...........................................   Aa1      1,100,085
 1,755,000    Ser. 79, 4.75%, 4/1/23 ............................................   Aa1      1,764,723
   525,000  Municipal Heath Facility, Lease Revenue, Ser. 1, 5.125%, 1/15/15 ....   Aaa        536,198
 1,030,000  Nassau County, General Improvement, Ser. C, 5.125%, 1/1/14 ..........   Aaa      1,060,612
 1,000,000  Niagara Falls, Water Treatment Plant, 7.25%, 11/1/11 ................   Aaa      1,236,760
 1,000,000  Syracuse, Housing Authority, Mortgage Revenue, Loretto Rest Home,
              Ser. A, 5.60%, 8/1/17 .............................................   AAA*     1,043,610
   500,000  Tollway Authority Highway and Bridge, Revenue Bonds,
              Ser. A, 5.50%, 4/1/15 .............................................   AAA        531,575
   735,000  Watertown, NY City School District, General Obligations,
              5.625%, 6/15/2015 .................................................   Aaa        784,642
 1,000,000  Yonkers General Obligations, Ser. C, 6.25%, 2/1/16 ..................   Aaa        995,150
                                                                                           -----------

            TOTAL NEW YORK STATE ................................................           20,166,096
                                                                                           -----------


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6

                                            Value Line New York Tax Exempt Trust

                                                               February 28, 2001

-------------------------------------------------------------------------------------------------------
 Principal                                                                        Rating
  Amount                                                                        (Unaudited)     Value
-------------------------------------------------------------------------------------------------------
             NEW YORK CITY (20.1%)
             General Obligation Unlimited:
 $  980,000    Ser. A, 5.254%, 5/15/13 ..........................................   Aaa     $ 1,033,018
    500,000    Ser. G, 5.25%, 8/1/15 ............................................   A2          512,095
             Industrial Development Agency:
    250,000    Brooklyn Navy Yard, Cogen Partners, 6.20%, 10/1/22 ...............   Baa3        252,510
    500,000    Civic Facilities Revenue, College of Aeronautics Project,
                 5.45%, 5/1/18 ..................................................   BBB*        467,370
  1,180,000  Transit Authority Training Facilities Revenue, 5.40%, 1/1/18 .......   Aaa       1,245,655
             Transitional Finance Authority, Revenue, Future Tax Secured,
    660,000    Ser. B, 4.75%, 11/1/23 ...........................................   Aa3         607,477
    750,000    Ser. A, 5.375%, 2/15/18 ..........................................   Aa2         770,310
    500,000  Triborough Bridge & Tunnel Authority, General Purpose Revenue Bonds,
               Ser. A, 5.125%, 1/1/17 ...........................................   Aa3         503,980
    500,000  Triborough Bridge & Tunnel Authority, Special Obligations Refunding
               Revenue Bonds, Ser. A, 5.125%, 1/1/14 ............................   Aaa         518,940
                                                                                            -----------

             TOTAL NEW YORK CITY ................................................             5,911,355
                                                                                            -----------

             PUERTO RICO (1.8%)
    500,000  Industrial Tourist, Educational Medical and Environmental Control
               Facilities Revenue Bonds, 6.625%, 6/1/26 .........................   Baa2        526,360

             VIRGIN ISLANDS (3.6%)
  1,000,000  Public Finance Authority, Revenue, Gross Receipts Taxes,
               Ser. A, 6.375%, 10/1/19 ..........................................   BBB-*     1,068,650
                                                                                            -----------

             TOTAL LONG-TERM MUNICIPAL SECURITIES
                 (Cost $26,484,471) .............................................            27,672,461
                                                                                            -----------


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                                                                               7

Value Line New York Tax Exempt Trust

Schedule of Investments                                        February 28, 2001

--------------------------------------------------------------------------------------------------------
 Principal                                                                        Rating
  Amount                                                                        (Unaudited)     Value
--------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES (5.8%)
  $ 700,000  New York City, General Obligations, Subser. B-3, 2.95%, 8/15/04....  VMIG-1(1)  $   700,000
    100,000  New York City, General Obligations, Subser. A-5 2.95%, 8/1/15......  VM16-1(1)      100,000
    900,000  New York City, Municipal Water Finance Authority, Revenue Bond,
               Ser. C, 2.95%, 6/15/23...........................................  VM16-1(1)      900,000
                                                                                             -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $1,700,000) ...............................................               1,700,000
                                                                                             -----------

             TOTAL MUNICIPAL SECURITIES (99.9%)
               (Cost $28,184,471) ..............................................              29,372,461
                                                                                             -----------

             CASH AND OTHER ASSETS IN EXCESS OF
               LIABILITIES (0.1%)  .............................................                  15,850
                                                                                             -----------

             NET ASSETS (100.0%) ...............................................             $29,388,311
                                                                                             ===========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................             $     10.08
                                                                                             ===========

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

(1) Variable rate demand notes are considered short-term obligations. Interest rates change every day. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 28, 2001.


See Notes to Financial Statements.


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

                                            Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities
at February 28, 2001
--------------------------------------------------------------------------------

                                                                 (In thousands
                                                               except per share
                                                                    amount)
                                                               ----------------

Assets:
Investment securities,at value
  (cost $28,184) ............................................      $ 29,372
Cash ........................................................            67
Interest receivable .........................................           330
Receivable for securities sold ..............................           122
Receivable for Trust shares sold ............................           121
                                                                   --------
      Total Assets ..........................................        30,012
                                                                   --------
Liabilities:
Payable for securities purchased ............................           532
Dividends payable to shareholders ...........................            34
Payable for Trust shares repurchased ........................             3
Accrued expenses:
  Advisory fee ..............................................            14
  Service and distribution plan
    fees payable ............................................             6
  Other .....................................................            35
                                                                   --------
      Total Liabilities .....................................           624
                                                                   --------
Net Assets ..................................................      $ 29,388
                                                                   ========
Net Assets
Shares of beneficial interest at
  $.01 par value (authorized unlimited,
  outstanding 2,916,653 shares) .............................      $     29
Additional paid-in capital ..................................        28,422
Accumulated net realized loss
  on investments ............................................          (251)
Unrealized appreciation of investments ......................         1,188
                                                                   --------
      Net Assets ............................................      $ 29,388
                                                                   ========
      Net Asset Value, Offering and
        Redemption Price, per
        Outstanding Share ...................................      $  10.08
                                                                   ========


Statement Of Operations
for the Year Ended February 28, 2001
--------------------------------------------------------------------------------

                                                                (In thousands)
                                                                --------------

Investment Income:
Interest ...................................................        $ 1,553
                                                                    -------
Expenses:

Advisory fee ...............................................            172
Audit and legal fees .......................................             48
Service and distribution plan fee ..........................             48
Trustees' fees and expenses ................................             20
Printing and stationary ....................................             13
Transfer agent fees ........................................             14
Custodian fees .............................................             10
Other ......................................................              3
                                                                    -------
      Total Expenses before
        custody credits ....................................            328
      Less: custody credits ................................             (4)
                                                                    -------
      Net Expenses .........................................            324
                                                                    -------
Net Investment Income ......................................        $ 1,229
                                                                    -------
Realized and Unrealized
  Gain on Investments
    Net Realized Gain ......................................            152
    Net change in Net Unrealized
      Appreciation(Depreciation) ...........................          1,948
                                                                    -------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  (Depreciation) on Investments ............................          2,100
                                                                    -------
Net Increase in Net Assets
  from Operations ..........................................        $ 3,329
                                                                    =======


See Notes to Financials Statements


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                                                                               9

Value Line New York Tax Exempt Trust

Statements of Changes in Net Assets
for the Year Ended February 28, 2001 and February 28, 2000
--------------------------------------------------------------------------------

                                                             2001        2000
                                                          ----------------------
                                                              (In thousands)

Operations:
  Net investment income ..............................    $  1,229     $  1,313
  Net realized gain(loss) on investments .............         152         (403)
  Change in unrealized appreciation(depreciation) ....       1,948       (2,234)
                                                          ---------------------
  Net increase(decrease) in net assets from operations       3,329       (1,324)
                                                          ---------------------

Distributions to Shareholders
  Net investment income ..............................      (1,229)      (1,321)
  Net realized gains .................................          --         (440)
                                                          ---------------------
  Net decrease in net assets from distributions ......      (1,229)      (1,761)
                                                          ---------------------

Trust Share Transactions:
  Net proceeds from sale of shares ...................       3,033        3,062
  Net proceeds from reinvestment of distributions to
    shareholders .....................................         792        1,217
  Cost of shares repurchased .........................      (4,946)      (6,188)
                                                          ---------------------
  Net decrease in net assets from Trust share
    transactions .....................................      (1,121)      (1,909)
                                                          ---------------------

Total Increase(Decrease) in Net Assets ...............         979       (4,994)

Net Assets:
  Beginning of year ..................................      28,409       33,403
                                                          ---------------------
  End of year ........................................    $ 29,388     $ 28,409
                                                          =====================


See Notes to Financial Statements


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

                                            Value Line New York Tax Exempt Trust

Notes to Financial Statements                                  February 28, 2001

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1. Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B)  Distributions:  It is the  policy  of the  Trust to  distribute  all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts on investments, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Trust recognizes market discount when the securities are disposed. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of


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                                                                              11

Value Line New York Tax Exempt Trust

Notes to Financial Statements

--------------------------------------------------------------------------------

Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all securities. Upon initial adoption, the Trust will be required to adjust the cost of its securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Trust's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of this principle will not be material to the financial statements.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2. Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                    2001     2000
                                    --------------
                                    (in thousands)

Shares sold .....................    314       314
Shares issued to shareholders in
  reinvestment of distributions..     82       126
                                    --------------
                                     396       440
Shares repurchased ..............   (511)     (642)
                                    --------------
Net decrease.....................   (115)     (202)
                                    ==============

3. Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                                       2001
                                                                  --------------
                                                                  (in thousands)

PURCHASES:
  Long-term obligations .................................            $13,417
  Short-term obligations ................................              8,200
                                                                     -------
                                                                     $21,617
                                                                     =======
MATURITIES OR SALES:
  Long-term obligations .................................            $14,985
  Short-term obligations ................................              7,500
                                                                     -------
                                                                     $22,485
                                                                     =======

At February 28, 2001, the aggregate cost of investments for federal income tax purposes was $28,184,471. The aggregate appreciation and depreciation of investments at February 28, 2001, based on a comparison of investment values and their costs for federal income tax purposes, was $1,253,112 and $65,122, respectively, resulting in a net appreciation of $1,187,990.

For Federal income tax purposes, the Trust had a capital loss carryover at February 28, 2001 of approximately $250,257 which will expire in 2008. During the year ended February 28, 2001, the Trust utilized capital loss carryover of approximately $151,507. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.


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12

                                            Value Line New York Tax Exempt Trust

                                                               February 28, 2001

--------------------------------------------------------------------------------

4. Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $172,063 was paid or payable to Value Line, Inc. (the "Adviser") for the year ended February 28, 2001. This was computed at an annual rate of .60% of the Trust's average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

For the year ended February 28, 2001, the Trust's expenses were reduced by $3,613 under a custody credit arrangement with the custodian.

At a special meeting of shareholders held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc. a subsidiary of the Advisor (the "Distributor"), for advertising, marketing and distributing the Trust's shares and for servicing the Trust's shareholders at an annual rate of 0.25% of the Trust's average daily net assets. Fees amounting to $48,124 were paid or payable to the Distributor under this Plan for the period July 1, 2000 to February 28, 2001.

Certain officers and directors of the Adviser and Value Line Securities, Inc., are also officers and trustees of the Trust.

At February 28, 2001, the Adviser owned 130,253 shares of beneficial interest in the Trust, representing 4.5% of the outstanding shares.


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each year:

                                                                     Years Ended on Last Day of February,
                                              ----------------------------------------------------------------------------------
                                                 2001              2000              1999              1998              1997
                                              ----------        ----------        ----------        ----------        ----------

Net asset value, beginning of year ........   $     9.37        $    10.33        $    10.51        $    10.04        $    10.28
                                              ----------------------------------------------------------------------------------

  Income (loss) from investment operations:
    Net investment income .................          .42               .42               .43               .44               .48
    Net gains or losses on securities
      (both realized and unrealized) ......          .71              (.82)              .14               .47              (.11)
                                              ----------------------------------------------------------------------------------
      Total from investment operations ....         1.13              (.40)              .57               .91               .37
                                              ----------------------------------------------------------------------------------

  Less distributions:
    Dividends from net investment income ..         (.42)             (.42)             (.42)             (.44)             (.48)
    Distributions from capital gains ......           --              (.14)             (.33)               --              (.13)
                                              ----------------------------------------------------------------------------------
      Total distributions .................         (.42)             (.56)             (.75)             (.44)             (.61)
                                              ----------------------------------------------------------------------------------

Net asset value, end of year ..............   $    10.08        $     9.37        $    10.33        $    10.51        $    10.04
                                              ==================================================================================

Total return ..............................        12.28%           -3.97%              5.56%             9.31%             3.73%
                                              ==================================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....   $   29,388        $   28,409        $   33,403        $   34,597        $   32,745
Ratio of expenses to average net assets ...         1.13%(2)          1.05%(2)           .98%(2)           .92%(1)           .92%(1)
Ratio of net investment income
  to average net assets ...................         4.29%             4.21%             4.05%             4.35%             4.79%
Portfolio turnover rate ...................           49%              100%               56%              116%               86%

(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.12%, 1.04% and .97%, respectively, as of February 28, 2001, February 29, 2000 and February 28, 1999.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
14

                                            Value Line New York Tax Exempt Trust

                        Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Value Line New York Tax Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the "Trust") at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 4, 2001

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         FEDERAL TAX NOTICE (unaudited)

During the year ended February 28, 2001, the Trust paid to shareholders $0.416 per share from net investment income. Substantially all of the Trust's dividends from net investment income were exempt-interest dividends, and are 100% free of Federal income tax and free from New York State and New York City income tax. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested if you are a corporation, partnership, estate, trust or an individual who is not a resident of New York State that you consult your own tax adivser with respect to those taxes.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

                         The Value Line Family of Funds

--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Charles Heebner
                      Vice President
                      Raymond S. Cowen
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

                                                                          516877